Exhibit 99.2
April 26, 2022 First Quarter 2022 Conference Call

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding our plans, strategies and objectives for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.

Social Media

From time to time we provide information about Helix on social media, including:

Twitter: @Helix_ESG
LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
Facebook: www.facebook.com/HelixEnergySolutionsGroup
Instagram: www.instagram.com/helixenergysolutions
YouTube: www.youtube.com/user/HelixEnergySolutions

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•Executive Summary (pg. 4) •Operational Highlights by Segment (pg. 9) •Key Financial Metrics (pg. 16) •2022 Outlook (pg. 19) •Non-GAAP Reconciliations (pg. 25) •Questions and Answers 3 PRESENTATION OUTLINE

Executive Summary 4

5 EXECUTIVE SUMMARY ($ in millions, except per share amounts, unaudited) Three Months Ended 3/31/223/31/2112/31/21 Revenues150 $ 163 $ 169 $ Gross profit (loss)(19) $ 15 $ (5) $ (12)%9%(3)% Net loss 1 (42) $ (3) $ (26) $ Diluted loss per share(0.28) $ (0.02) $ (0.17) $ Adjusted EBITDA 2 Business segments9 $ 43 $ 25 $ Corporate, eliminations and other(7) (7) (16) Adjusted EBITDA 2 3 $ 36 $ 9 $ Cash and cash equivalents 3 230 $ 205 $ 254 $ Cash flows from operating activities(17) $ 40 $ 19 $ Free Cash Flow 2 (18) $ 39 $ 18 $ 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 26 3 Excludes restricted cash of $73 million, $66 million and $74 million as of 3/31/22, 3/31/21 and 12/31/21, respectively Amounts may not add due to rounding

6 Financial Results •Net loss 1 of $(42) million, $(0.28) per diluted share •Adjusted EBITDA 2 of $3 million •Operating cash flows of $(17) million •Free Cash Flow 2 of $(18) million Operations •Commenced trenching campaigns, additional site clearance work in North Sea •Steady utilization and performance on the Q7000 in West Africa •Regulatory inspections on four vessels •Executed term charter agreements in Robotics for the Shelia Bordelon in the U.S and the Horizon Enabler in the North Sea •Extended charters on the Siem Helix 1 to three years and the Siem Helix 2 to five years Awards •Trident two-year decommissioning project for in Brazil, with additional options •Shell multi-year award in the Gulf of Mexico EXECUTIVE SUMMARY –Q1 2022 HIGHLIGHTS 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 26

7 Well Intervention •Well intervention vessel fleet utilization 67% •86% in the GOM •42% in the North Sea and West Africa •87% in Brazil 1 •15K IRS utilization 23%; 10K IRS idle during quarter Robotics •Robotics chartered vessels utilization 90% •323 total vessel days (136 spot vessel days) •66 days trenching utilization •ROV and trencher utilization of 35% Production Facilities • Helix Producer 1 operated at full utilization and rates during quarter •Droshky wells declining production offset by higher oil and gas prices EXECUTIVE SUMMARY –Q1 2022 SEGMENTS 1 Includes utilization on the Siem Helix 1 , which is on a short-term accommodations project offshore Ghana at reduced rates until it is scheduled to return to Brazil in the second half 2022

8 Q1 2022 •Cash and cash equivalents of $230 million •Excludes $73 million of restricted cash which primarily includes cash pledged as collateral for a short- term project-related letter of credit expected to be released upon project completion •Liquidity 1 of $271 million •Long-term debt 2 of $302 million •Negative net debt 3 of $1 million EXECUTIVE SUMMARY –BALANCE SHEET 1 Liquidity at March 31, 2022 is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facility and excludes restricted cash of approximately $73 million, which primarily includes a short-term project-related letter of credit 2 Net of unamortized issuance costs 3 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash

Operational Highlights By Segment 9

BUSINESS SEGMENT RESULTS 10 ($ in millions, unaudited) Three Months Ended 3/31/223/31/2112/31/21 Revenues Well Intervention106 $ 134 $ 119 $ Robotics37 22 41 Production Facilities18 16 20 Intercompany eliminations(12) (9) (12) Total150 $ 163 $ 169 $ Gross profit (loss) % Well Intervention(28) $ (27)% 9 $ 7% (18) $ (15)% Robotics4 9% (1) (4)% 5 13% Production Facilities7 36% 7 44% 7 36% Eliminations and other- - - Total(19) $ (12)% 15 $ 9% (5) $ (3)% Utilization Well Intervention vessels67%70%56% Robotics vessels90%90%99% ROVs and trenchers35%24%38% Amounts may not add due to rounding

WELL INTERVENTION –GULF OF MEXICO • Q5000 –72% utilized in Q1; performed abandonment scopes on three wells for two customers followed by a short maintenance period; commenced a 15K production enhancement scope for a third customer • Q4000 –99% utilized in Q1; continued a multi-well campaign with multiple scopes for one customer •15K IRS rental unit –23% utilized in Q1; commenced multi-client campaign on the Q5000 •10K IRS rental unit –idle in Q1 11

WELL INTERVENTION –NORTH SEA AND WEST AFRICA • Q7000 –100% utilized in Q1; performed production reinstatement, enhancement and P&A scopes on five wells for two customers in Nigeria • Well Enhancer –16% utilized in Q1; entered quarter warm stacked, conducted dry dock maintenance during quarter, then performed one- well production enhancement scope • Seawell –9% utilized in Q1; worked 39 days on boulder removal project with Helix Robotics as a cost reduction measure (vessel days are included in Helix Robotics utilization), then performed scale squeeze operations on one well for one customer; commenced regulatory inspections end of Q2 12

WELL INTERVENTION –BRAZIL • Siem Helix 1 –100% utilized in Q1; carried out short-term FPSO support and accommodations work offshore West Africa • Siem Helix 2 –74% utilized in Q1; carried out regulatory maintenance period and performed production enhancement scopes on two wells for Petrobras 13

ROBOTICS

- ***Grand Canyon II*** (Asia Pacific) – 100% utilized in Q1 performing decommissioning work offshore Thailand
- ***Grand Canyon III*** (North Sea) – 73% utilized in Q1; performed trenching operations for three customers
- ***Shelia Bordelon*** (GOM) – 74% utilized since taking delivery of vessel mid-February under 365-day charter; performed salvage work for one customer and ROV support for two additional customers
- **Spot Vessels** – 136 total days of spot vessel utilization during Q1 performing North Sea renewables seabed clearance work, including 39 days utilizing the *Seawell*
- **Trenching** – 66 total days of trenching operations utilizing the *Grand Canyon III*



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15 UTILIZATION • Grand Canyon II 1 • Grand Canyon III 1 • Shelia Bordelon 1 •Spot vessels 1 • Q5000 • Q4000 • Seawell • Well Enhancer • Siem Helix 1 1 • Siem Helix 2 1 • Q7000 •40 ROVs 2 •1 ROVDrill unit •4 Trenchers 67% 90% 35% 56% 99% 38% 70% 90% 24% 0% 20% 40% 60% 80% 100% Well Intervention VesselsRobotics Support VesselsROVs and Trenchers Q1 2022 Q4 2021 Q1 2021 1 Chartered vessels 2 Two ROVs retired Q1 2022

Key Financial Metrics 16

DEBT INSTRUMENT PROFILE Total funded debt 1 of $310 million at 3/31/22 •$35 million Convertible Senior Notes due 2022 –4.25% •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$45 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 3/31/22 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $39 $38 1 Excludes $8 million of remaining unamortized debt issuance costs 17 $9 $210 $9 $5

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and 2021 and March31, 2022 of $54 million, $74 million and $73 million, respectively, related primarily to short-term project-related letters of credit 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the $44 million of discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $230 $(496) $(440) $(406) $(350) $(305) $(302) $348 $426 $380 $452 $305 $271 $(229) $(161) $(143) $(58) $22 $1 ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/213/31/22 18

2022 Outlook 19

20 2022 OUTLOOK We continue to expect 2022 to be a transition year for Helix, where we see an improving energy environment, despite a tepid macro backdrop, with higher commodity prices as we continue to recover from the pandemic. In the second half 2022, we anticipate a stronger North Sea Well Intervention market, and we expect to redeploy the Siem Helix 1 to Brazil for Trident Energy and to transition the Q7000 to the Asia Pacific region. Our first quarter represented what we expect will be our most challenging, with regulatory inspections on four vessels, the Siem Helix 1 on reduced rates, and the seasonally slow North Sea with limited utilization on both North Sea intervention vessels during the quarter. • Q4000 and Q5000 (Gulf of Mexico) – expect strong utilization during 2022 including planned regulatory inspections for both vessels • Well Enhancer and Seawell (North Sea) –expect slowly recovering market and regulatory inspections for both vessels during first half 2022 followed by improved utilization • Q7000 (West Africa, Asia Pacific)–West Africa campaign into April followed by planned maintenance period; subsequent planned transit to Asia Pacific prior to commencement of decommissioning work offshore New Zealand • Siem Helix 1 and Siem Helix 2 (Brazil) –transition year with Siem Helix 1 contracted to resume intervention work Q4 and Siem Helix 2 on Petrobras contract at reduced rates through late 2022; both vessels have regulatory dockings in 2022 • Robotics –expect stronger 2022, similar to 2020, with expected increased trenching activity in the North Sea, increased vessel activity in the U.S. region including renewables projects, and increased ROV activity

21 2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –started regulatory inspection early April and expect to commence operations early May; contracted work in Q2 and Q3 with expected strong utilization for remainder of the year • Q5000 (Gulf of Mexico) – contracted work through Q3 with identified opportunities for remainder of the year • IRS rental units (Gulf of Mexico) –15K IRS has contracted backlog through late Q2 with visibility during remainder of the year; 10K IRS available in the spot market with limited visibility • WellEnhancer (North Sea) –contracted work beginning mid-Q2 expected into Q4 with identified opportunities during remainder of the year • Seawell (North Sea) –completed regulatory inspection early Q2; contracted work in Q2 and Q3 with scheduling gaps, with visibility during Q4 • Q7000 (West Africa, Asia Pacific) – completed Nigeria operations early Q2 and transited to Namibia for approximate 40-day maintenance period; thereafter possible additional opportunities in West Africa prior to expected transit to the Asia Pacific region with an approximate 30-day docking followed by decommissioning campaign offshore New Zealand expected to commence Q4 • Siem Helix 1 (Brazil) –working on accommodations project offshore Ghana at reduced rates expected through mid-year followed by transit to Brazil and an approximate 30-day scheduled maintenance period with identified opportunities until recommencing intervention work on two-year contract beginning Q4 • Siem Helix 2 (Brazil) –under contract for Petrobras through mid-December

22 • Grand Canyon II (Asia Pacific) –performed ROV support work for decommissioning project offshore Thailand through late April followed by transit to Taiwan for ROV support work on windfarm project expected through late Q3; expected to have high utilization in 2022 before current charter expiration date at end of the year • Grand Canyon III (North Sea) –performing short trenching scopes in April and expected to commence its seasonal trenching campaign early May into Q4; good visibility and strong utilization through year end • Renewables site clearance –participating in boulder removal project using spot vessels expected to continue into Q3; pursuing other site clearance projects for remainder of the year • Horizon Enabler (North Sea)–seasonal charter with flexible terms intended to be used as a second trenching vessel in North Sea; expected to commence trenching work late Q2 • Shelia Bordelon (U.S.) – expected to have high utilization through Q3, including at least 90 days of windfarm support work off U.S. east coast expected to begin mid to late Q2 with follow-on opportunities and good visibility for remainder of the year 2022 OUTLOOK –ROBOTICS

2022 Capital additions are currently forecasted at $45-$55 million: •Primarily maintenance capex related to regulatory recertification costs of our vessels and systems •Capital additions during Q1 approximated $11 million and included •Approximately $10 million for regulatory recertification costs, reported in operating cash flows •Approximately $1 million of capital expenditures for new property and equipment •Capital additions for remainder of 2022 expected to be $34 to $44 million Balance Sheet •Our total funded debt 1 is expected to decrease by $39 million (from $310 million at March 31, 2022 to $271 million at December 31, 2022) as a result of scheduled principal payments •Remaining principal of $35 million on convertible senior notes due May 2022 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 23

24 •Expect to continue anticipated momentum from second half 2022 into 2023 •Market improvements offer additional upside potential •Operating cash flow improvements •Improved operating cash flows in 2023 compared to 2022 •Maintenance capex anticipated to be approximately $40 million annually •Well Intervention •Focus on continued improved operating performance •Expect continued operations in Brazil, with two-year Trident award plus options beginning Q4 2022 • Q7000 to continue with planned Asia Pacific campaign in New Zealand and Australia •Improving outlook for both utilization and rates in the Gulf of Mexico •Three-year contract with Shell through 2024 •Expect continued growth potential in West Africa •Expect the North Sea intervention market to have tight market supply in 2023, offering upward rate potential •Robotics •Anticipate continued strong renewables trenching market •Continued renewables site clearance project opportunities BEYOND 2022

Non-GAAP Reconciliations 25

26 NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) Three Months Ended 3/31/223/31/2112/31/21 Adjusted EBITDA: Net loss(42,031) $ (3,050) $ (25,908) $ Adjustments: Income tax expense (benefit)2,140 116 (6,048) Net interest expense5,174 6,053 5,301 Loss on extinguishment of long-term debt- - 12 Other (income) expense, net3,881 (1,617) 52 Depreciation and amortization33,488 34,566 35,288 EBITDA2,652 $ 36,068 $ 8,697 $ Adjustments: General provision (release) for current expected credit losses(126) 100 67 Adjusted EBITDA2,526 $ 36,168 $ 8,764 $ Free Cash Flow: Cash flows from operating activities(17,413) $ 39,869 $ 18,865 $ Less: Capital expenditures, net of proceeds from sale of assets(623) (1,329) (936) Free Cash Flow(18,036) $ 38,540 $ 17,929 $

NON-GAAP AND OTHER DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports both the responsible transition from a carbon- based economy and extending the value and therefore the life cycle of underutilized wells, which in turn helps clients avoid drilling new wells. These efforts are published in greater detail in our Corporate Sustainability Report, a copy of which is available on our website at www.helixesg.com/about-helix/our-company/corporate-sustainability Social •Investment in our human capital is a priority at Helix. When hiring employees we strive to create value in the communities in which we operate by looking for local talent first Governance •Our Board defines diversity expansively and has determined that it is desirable for the Board to have diverse viewpoints, professional experiences, backgrounds (including gender, race, ethnicity and educational backgrounds) and skills, with the principal qualification of a director being the ability to act effectively on behalf of Company shareholders. •Our Board has been significantly refreshed over the past three years, adding three new members •Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews our ESG strategy, including with respect to climate change 28

Thank you 29